UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13, 15(d), or 37 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2022

TENNESSEE VALLEY AUTHORITY
(Exact name of registrant as specified in its charter)

A corporate agency of the United States created by an act of Congress (State or other jurisdiction of incorporation or organization)	000-52313 (Commission file number)	62-0474417 (IRS Employer Identification No.)

400 W. Summit Hill Drive Knoxville, Tennessee (Address of principal executive offices)		37902 (Zip Code)

(865) 632-2101
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                     Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 23, 2022, the Tennessee Valley Authority ("TVA") filed a Current Report on Form 8-K reporting that on December 21, 2022, the United States Senate confirmed the nomination of Beth Prichard Geer, L. Michelle Moore, Robert P. Klein, William J. Renick, Joe H. Ritch, and Adam Wade White to serve on the TVA Board of Directors (the “Board”). TVA hereby makes this Amendment No. 1 to the Current Report on Form 8-K to report that on January 9, 2023, the Board approved the following Board committee assignments:

Audit, Finance, Risk, and Cybersecurity Committee
Joe H. Ritch, Chair
Beth Prichard Geer
William B. Kilbride
William J. Renick

External Stakeholders and Regulation Committee
Beth Harwell, Chair
Beth Prichard Geer
William J. Renick
Joe H. Ritch

Operations and Nuclear Oversight Committee
Robert P. Klein, Chair
L. Michelle Moore
Brian Noland
Adam Wade White

People and Governance Committee
Brian Noland, Chair
Beth Harwell
Robert P. Klein
Adam Wade White

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tennessee Valley Authority
(Registrant)

Date: January 13, 2023	/s/ John M. Thomas, III
John M. Thomas, III
Executive Vice President and
Chief Financial and Strategy Officer